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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


Date of Report (Date of earliest event reported):          MAY 31, 1999



                              DVI RECEIVABLES CORP.
             (Exact name of registrant as specified in its charter)


            DELAWARE                        333-68043                  33-0608442
(State or other jurisdiction of     (Commission File Number)        (I.R.S. Employer
incorporation or organization)                                   Identification Number)

500 HYDE PARK
DOYLESTOWN, PENNSYLVANIA
(Address of principal executive                                            18901
 offices)                                                               (Zip Code)


Registrant's telephone number, including area code:  (215) 345-6600


         (Former name or former address, if changed since last report.)

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Item 7. Financial Statements and Exhibits


Exhibit 99.1 Servicer Report for month ending May 31, 1999, payment date
             June 11, 1999


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 DVI Delaware Trust 1998-2
                                                        (Registrant)

                                           By:   DVI Receivables Corp.
                                                 Owner of Trust


Dated: June 22, 1999                       By:   /s/ Steven Garfinkel
                                                 ------------------------------
                                                 Steven Garfinkel
                                                 Executive Vice President and
                                                 Chief Financial Officer

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